UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2011

TELOS CORPORATION

(Exact name of registrant as specified in charter)

Maryland	001-08443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia		20147-2358
(Address of principle executive offices)		(Zip Code)

(703) 724-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Telos Corporation (“Telos” or the “Company”) hereby amends and supplements the Current Report on Form 8-K filed by the Company on July 8, 2011, to include the historical financial statements of IT Logistics, Inc. and the unaudited pro forma financial information listed below.

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 1, 2011, the Company entered into, and concurrently completed the transactions contemplated by, the Asset Purchase Agreement (the “Agreement”) with IT Logistics Inc., an Alabama Corporation (“ITL”), and its sole stockholder, Tim Wilbanks. The Agreement provides for the purchase of certain assets relating to the operation of ITL’s business of providing survey, design, engineering, and installation services of inside and outside plant secure networking infrastructure and program management expertise. This transaction was previously announced on July 8, 2011.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following audited financial statements of ITL are filed as Exhibit 99.1 to this Current Report:

IT Logistics, Inc. Financial Statements as of and for the Years Ended December 31, 2010 and 2009

The following unaudited interim financial statements of ITL are filed as Exhibit 99.2 to this Current Report:

IT Logistics, Inc. Statement of Financial Position as of June 30, 2011 and Statements of Operations for the Six Months Ended June 30, 2011 and 2010

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information of the Company are filed as Exhibit 99.3 to this Current Report:

Telos Corporation and Subsidiaries Unaudited Pro Forma Condensed Combined Financial Statements as of and for the Six Months Ended June 30, 2011 and for the Year Ended December 31, 2010

(d) Exhibits

Exhibit No.	Description

2	Asset Purchase Agreement, dated as of July 1, 2011, by and among Telos Corporation, IT Logistics, Inc. and Tim Wilbanks (Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 8-K report on July 8, 2011)

4	Subordinated Non-Transferrable Promissory Note, dated July 1, 2011, issued to IT Logistics, Inc. by Telos Corporation in the principal amount of $15 million (Incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K report on July 8, 2011)

99.1*	IT Logistics, Inc. Financial Statements, December 31, 2010 and 2009

99.2*	IT Logistics, Inc. Financial Statements, June 30, 2011 and 2010 (Unaudited and not reviewed)

99.3*	Telos Corporation and Subsidiaries Pro Forma Financial Statements, December 31, 2010 and June 30, 2011

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 19, 2011

TELOS CORPORATION

By:	/s/ Michele Nakazawa
Michele Nakazawa Chief Financial Officer